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                     Prospectus



                                                    The Brown Capital Management
                                                                    Mid-Cap Fund

                                                            Institutional Shares

                                                          Cusip Number 66976M771
                                                          NASDAQ Symbol ________

                                                              September 30, 2002




The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUND ......................................................................2

     Investment Objective......................................................2
     Principal Investment Strategy.............................................2
     Principal Risks Of Investing In The Fund..................................5
     Performance Information...................................................7
     Fees And Expenses Of The Fund.............................................7

MANAGEMENT OF THE FUND.........................................................9

     The Investment Advisor....................................................9
     The Administrator........................................................13
     The Transfer Agent.......................................................13
     The Distributor..........................................................13

INVESTING IN THE FUND.........................................................14

     Minimum Investment.......................................................14
     Purchase And Redemption Price............................................14
     Purchasing Shares........................................................15
     Redeeming Your Shares....................................................17

OTHER IMPORTANT INVESTMENT INFORMATION........................................19

     Dividends, Distributions, And Taxes......................................19
     Financial Highlights.....................................................20
     Additional Information...........................................Back Cover

THE FUND


INVESTMENT OBJECTIVE

The Brown Capital Management Mid-Cap Fund ("Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Fund is a diversified series of The
Nottingham Investment Trust II ("Trust") and is advised by Brown Capital Management, Inc. ("Advisor"). The Fund also offers Investor Shares which are offered by another prospectus.



PRINCIPAL INVESTMENT STRATEGY

         Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

         Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.

This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

         Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions the portfolio allocation range for the Fund will be:

                                                  % of Total Assets
                                                  -----------------
     Mid-cap company equity securities                 80 - 99%
     Money market instruments                           1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective.

     Market Risk. The Fund will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

     Investment Style Risk. The Advisor's investment style may subject the Fund to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect.
     Consequently, the Fund may pay more for a portfolio security than it is worth.

     Investment   Advisor  Risk.  The  Advisor's   ability  to  choose  suitable
     investments has a significant impact on the ability of the Fund to achieve its investment objective.

     Market Sector Risk. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

     Equity Securities Risk. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

     Portfolio Turnover Risk. Although the Advisor intends to hold the Fund's portfolio securities for the long-term, the Advisor may sell such securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

     Mid-cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

     Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

PERFORMANCE INFORMATION

Because the Fund has no operating history, there is no performance information for the Fund to be presented here. However, you may request a copy of the Fund's Annual and Semi-annual Reports once they become available, at no charge, by calling the Fund.


FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund:


Shareholder Fees For Institutional Shares
(fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) .............................None
    Redemption Fee
      (as a percentage of amount redeemed).............................None



Annual Fund Operating Expenses For Institutional Shares
(expenses  that are deducted from fund assets)

    Management Fees...................................................0.75%
    Distribution and/or Service (12b-1) Fees...........................None
    Other Expenses....................................................0.55%
                                                                      -----
    Total Annual Fund Operating Expenses..............................1.30%*
                                                                      =====

*"Other  Expenses"  and "Total  Annual Fund  Operating  Expenses" are based upon estimated expenses to be incurred by the Institutional Shares of the Fund for the fiscal year ending March 31, 2003. Additionally, the Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, capitalized expenditures, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.30% of the average daily net assets of the Institutional Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund's total assets exceed $15 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


        ----------------------- ------------ -------------
            Period Invested        1 Year       3 Years
        ----------------------- ------------ -------------
              Your Costs            $132         $412
        ----------------------- ------------ -------------

MANAGEMENT OF THE FUND


THE INVESTMENT ADVISOR

The Fund's investment advisor is Brown Capital Management, Inc. ("BCM"), 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund, (together with the Fund referred to as the "Brown Capital Management Funds") since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $5 billion in assets under management.

The Fund will be managed primarily by a portfolio management team consisting of Eddie C. Brown, Theodore M. Alexander III, Calvin H. Baker, Maurice L. Haywood and Stephon A. Jackson. Mr. Brown is the founder and controlling shareholder of the Advisor and has served as its President since its inception in 1983. Mr. Alexander is a Vice President and Portfolio Manager/Analyst of the Advisor and joined the Advisor in October 1995. Prior to this, Mr. Alexander was a Securities Analyst at Legg Mason Wood Walker from June 1994 to October 1995. From June 1990 to January 1994, Mr. Alexander was a Securities Analyst at Alex Brown & Sons, Inc. Mr. Baker is a Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Baker joined the Advisor in August 2000. Prior to this, Mr. Baker was a Financial Executive at the Wisconsin Energy Corporation from September 1991 to June 2000. From September 1988 to July 1991 he also served as a Financial Executive at Economic Development Corporation. Mr. Haywood joined the Advisor in February 2000 as a Portfolio Manager.

Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from November 1993 to January 2000. From August 1987 to November 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Jackson is a Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Jackson joined the Advisor in July 1997. Prior to this, Mr.

Jackson was Portfolio Manager/Director of Research at NCM Capital Management from March 1994 to June 1997. From March 1993 to March 1994, Mr. Jackson was an Analyst at Putnam Investments.

Prior to the inception of the Fund, this portfolio management team also had full discretionary authority over the selection of investments for individually managed private accounts of the Advisor with investment goals, strategies and limitations substantially similar to those of the Fund. Composite average annual returns of those portfolios for the calendar year-to-date, one-year, three-year, and five-year periods ended June 30, 2002 are compared with the performance of the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index in the following table:

  Individually Managed Private Accounts Composite and Selected Indices Returns

 -------------------------------- -------------- ------------ ----------- ------------
 Average Annual Total Returns        Calendar
 Period Ended June 30, 2002        Year-to-date     1 Year      3 Years      5 Years
 -------------------------------- -------------- ------------ ----------- ------------
 BCM Mid-Cap Composite^1             (17.28)%      (22.95)%     (2.95)%        6.36 %
 -------------------------------- -------------- ------------ ----------- ------------
 Russell Mid-Cap Growth Index^2      (19.70)%      (26.34)%     (9.16)%        2.27 %
 -------------------------------- -------------- ------------ ----------- ------------
 S&P 400 Mid-Cap Index^2              (3.20)%       (4.71)%      6.66 %       12.56%
 -------------------------------- -------------- ------------ ----------- ------------

^1The BCM Mid-Cap Composite returns were calculated using the following methodology and assumptions:

   o The performance data presented above is in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), U.S. and Canadian version of the Global Investment Performance Standards (GIPS). AIMR has not been involved in the preparation or review of this performance data.
   o Performance reflects the reinvestment of interest, capital gains, if applicable, and dividends net of any withholding tax. In calculating the Fund's performance, such performance will also assume the reinvestment of such amounts although dividends will be deemed reinvested without netting of taxes.
   o Composite performance is stated without deduction for advisory fees or expenses. Composite performance would have been lower had these fees and expenses been deducted. Institutional shares performance will be reduced by the Advisor's management fees and any other expenses of the Fund.
   o The BCM Mid-Cap Composite, as of June 30, 2002, is comprised of approximately $236 million of assets under the Advisor's management held in two accounts. In 1997, the Composite was comprised of one account with approximately $55 million of assets. A second account was added to the Composite in the fourth quarter of 1997 increasing the assets in the Composite to approximately $112 million. In the second quarter of 1998 and for the ensuing six quarters, the Composite was comprised of one account ranging from approximately $108 million to $150 million of assets. In the first quarter of 2002 the Composite was again comprised of two accounts of approximately $200 million of assets. In calculating the performance of the Composite in accordance with AIMR standards, the Advisor, instead of straight averaging the performance returns of the accounts comprising the Composite, weights each account's performance by the dollar size of the account. This dollar weighted averaging has had no significant effect on the Composite's performance as stated above because when there were two accounts in the Composite they were approximately equal in size. Also in accordance with AIMR standards, the Advisor weights each account's performance by the length of time each account was included in the Composite in order to reflect an older account's significance to the performance profile over that of accounts more recently added to the Composite. This time-weighted calculation did not have a significant effect on the performance data because the two accounts comprising the Composite substantially overlapped in time. In calculating the Fund's performance in the future, such performance information will not be weighted with regard to size or duration of shareholder accounts.
   o The returns may not necessarily equate with the return experienced by any particular shareholder as a result of the timing of investments and redemptions. In addition, the effect of taxes on any shareholder will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.
   o All information set forth in the table relies on data supplied by the Advisor or from statistical services, reports or other sources believed by the Advisor to be reliable. However, such information has not been verified and is unaudited. See "Additional Information on Performance" in the Statement of Additional Information for information about calculation of total return.

^2The Russell Mid-Cap Growth Index is a widely recognized unmanaged index of medium capitalization companies with higher price-to-book ratios and higher forecasted growth values. The S&P 400 Mid-Cap Index is the Standard & Poor's unmanaged, capitalization-weighted index of 400 stocks in the mid-range sector of the U.S. stock market. You cannot invest directly in these indices. These indices do not pay any commissions, expenses, or taxes. Return data for the indices is based on information from Russell Redetool provided by subscription to the Advisor on July 3, 2002 and S&P data provided by Bloomberg as of June 30, 2002, respectively.

Historical performance is not indicative of future performance. The BCM Mid-Cap Composite portfolio's historical performance does not represent the historical performance of the Fund and is not indicative of the potential performance of the Fund. The BCM Mid-Cap Composite portfolio is not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended ("1940 Act"), and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the composite. In addition, the Fund will have management fees and other expenses that were not deducted from the BCM Mid-Cap Composite's returns and such fees and expenses may adversely affect the performance of the Fund. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.30% of the average daily net assets of the Institutional Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days notice to the Trust as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three
(3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than 1.30% as stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Fund pays to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Fund and the investment advisory fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND


MINIMUM INVESTMENT

The Fund's Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.



PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including the Fund's expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. Investors may also be charged a fee if they effect transactions through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Brown Capital Management Mid-Cap Fund - Institutional Shares" to:

                    The Brown Capital Management Mid-Cap Fund
                    Institutional Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-877-892-4226, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to investment may cause a delay in processing your
request.   Additionally,   please  have  your  bank  use  the   following   wire
instructions:

       Wachovia Bank, N.A.
       Charlotte, North Carolina
       ABA # 053000219
       For the: The Brown Capital Management Mid-Cap Fund-Institutional Shares Account # 2000008667935
       For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Shares may only be exchanged for Institutional Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES


Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                    The Brown Capital Management Mid-Cap Fund
                    Institutional Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the Fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  Designation of Institutional Shares and name of the Fund,
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.



OTHER IMPORTANT
INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of their income and gains to their shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If the Fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distributions resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.



FINANCIAL HIGHLIGHTS

Because the Fund is a new fund, there is no financial or performance information included in this prospectus for the Fund. Once the information becomes available, you may request this information at no charge by calling the Fund at 1-877-892-4226.

The Brown Capital Management
Mid-Cap Fund is a series of
The Nottingham Investment Trust II

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:

Documented:

The Brown Capital Management Mid-Cap Fund     Internet:
Institutional Shares
c/o NC Shareholder Services                   www.browncapital.com
The Nottingham Company
116 South Franklin Street                     E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365        Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          Investment Company Act file number 811-06199

                                                             [COMPANY LOGO HERE]

[COMPANY LOGO HERE]







                Prospectus




                                                    The Brown Capital Management
                                                                    Mid-Cap Fund

                                                                 Investor Shares

                                                          Cusip Number 66976M763
                                                          NASDAQ Symbol ________

                                                              September 30, 2002



The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE FUND...................................................................... 2

     Investment Objective......................................................2
     Principal Investment Strategy.............................................2
     Principal Risks Of Investing In The Fund..................................5
     Performance Information...................................................7
     Fees And Expenses Of The Fund.............................................7

MANAGEMENT OF THE FUND.........................................................9

     The Investment Advisor....................................................9
     The Administrator........................................................13
     The Transfer Agent.......................................................13
     The Distributor..........................................................13

INVESTING IN THE FUND.........................................................15

     Minimum Investment.......................................................15
     Purchase And Redemption Price............................................15
     Purchasing Shares........................................................16
     Redeeming Your Shares....................................................18

OTHER IMPORTANT INVESTMENT INFORMATION........................................20

     Dividends, Distributions, And Taxes......................................20
     Financial Highlights.....................................................21
     Additional Information...........................................Back Cover

THE FUND



INVESTMENT OBJECTIVE

The Brown Capital Management Mid-Cap Fund ("Fund") seeks long-term capital appreciation by investing in a portfolio of equity securities of companies with market capitalizations between $1 billion and $10 billion at the time of initial investment ("mid-cap companies"). The Fund is a diversified series of The
Nottingham Investment Trust II ("Trust") and is advised by Brown Capital Management, Inc. ("Advisor"). The Fund also offers Institutional Shares which are offered by another prospectus.



PRINCIPAL INVESTMENT STRATEGY

         Overview

The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market's earnings growth rate. This determination is generated from fundamental analysis and the Advisor's assessment of the company's growth prospects over the next three to five years. Second, the company's stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings ("P/E") multiple to Advisor-forecasted earnings per share ("EPS") targets. This reasonable valuation criteria allows the Advisor to evaluate whether a company's share price is undervalued, fairly-valued, or overvalued. The Advisor has employed this investment approach since 1983.

         Fundamental Analysis

The foundation of the Advisor's investment process is fundamental analysis that principally includes:

o    financial statement analysis;
o    management interviews;
o    industry analysis; and
o    competitor analysis.

This analysis represents approximately 80% of the Advisor's investment approach.
Companies  are  identified  through   Advisor-developed   quantitative   screens
including:

o    historical EPS growth;
o    return on equity; and
o    debt-to-total capital.

Companies may also be identified through a number of other means including:

o    external research sources;
o    investment conferences;
o    in-office management visits; and
o    industry trends.

Critical to the Advisor's assessment of a company's future growth prospects is an understanding of what internal and external factors drove the company's historical revenue and earnings growth. Therefore, regardless of the method of discovery, the Advisor begins by conducting extensive and thorough analysis of the company's financial and operating results over the past three to five years. The primary focus of its fundamental analysis, however, is to look forward over the next three to five year period. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cashflow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate during the evaluation period of the next three to five years, the Advisor next determines whether the company is trading at a reasonable valuation.

         Reasonable Valuation Analysis

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple. Since the valuation methodology incorporates the use of the prevailing level of interest rates, the Advisor is generally willing to "pay" more for future growth in a low interest rate environment, and is generally willing to "pay" less for future growth in a high interest rate environment, all other things being equal.

The Fund's portfolio is constructed to achieve adequate diversification by investing in companies across many industries and economic sectors. Consistent with the Advisor's investment process, the average intended holding period for companies is long-term (three to five years). The Advisor typically sells securities from the Fund's portfolio when the Advisor determines that a company's future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Under normal market conditions the portfolio allocation range for the Fund will be:


                                                   % of Total Assets
                                                   -----------------
     Mid-cap company equity securities                  80 - 99%
     Money market instruments                            1 - 20%

This investment policy may be changed without shareholder approval upon at least 60 days prior written notice to the shareholders.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, cash and to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies. Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies. To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective. Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for fund operating expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objective.

     Market Risk. The Fund will be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

     Investment Style Risk. The Advisor's investment style may subject the Fund to certain risks. A portfolio company's earnings growth may not increase as much as the Advisor assumes it will. Even if a portfolio company's earnings grow as the Advisor expects, there may not be a corresponding increase in the portfolio company's share value. Also, the Advisor's determination of reasonable valuation for a portfolio security may be incorrect.
     Consequently, the Fund may pay more for a portfolio security than it is worth.

     Investment   Advisor  Risk.  The  Advisor's   ability  to  choose  suitable
     investments has a significant impact on the ability of the Fund to achieve its investment objective.

     Market Sector Risk. The percentage of the Fund's assets invested in various industries and sectors will vary from time to time depending on the Advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund's performance.

     Equity Securities Risk. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

     Portfolio Turnover Risk. Although the Advisor intends to hold the Fund's portfolio securities for the long-term, the Advisor may sell such securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect the Fund's performance. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

     Mid-cap Companies Risk. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities. Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.

     Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

PERFORMANCE INFORMATION

Because the Fund has no operating history, there is no performance information for the Fund to be presented here. However, you may request a copy of the Fund's Annual and Semi-annual Reports once they become available, at no charge, by calling the Fund.



FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund:


Shareholder Fees For Investor Shares
(fees paid directly from your investment)

    Maximum Sales Charge (Load) Imposed On Purchases
      (as a percentage of offering price) .............................None
    Redemption Fee
      (as a percentage of amount redeemed) ............................None


Annual Fund Operating  Expenses For Investor Shares
(expenses that are deducted from fund assets)

    Management Fees...................................................0.75%
    Distribution and/or Service (12b-1) Fees..........................0.25%
    Other Expenses....................................................0.55%
                                                                      -----
    Total Annual Fund Operating Expenses..............................1.55%*
                                                                      =====

   *"Other Expenses" and "Total Annual Fund Operating Expenses" are based upon estimated expenses to be incurred by the Investor Shares of the Fund for the fiscal year ending March 31, 2003. Additionally, the Advisor has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, capitalized expenditures, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.30% of the average daily net assets of the Investor Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Trust. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund's total assets exceed $15 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. See the "Management of the Fund - Expense Limitation Agreement" section below for more detailed information.

Example: This example shows you the expenses that you may pay over time by investing in the Fund. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Fund versus other mutual funds. This example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem  all of your  shares at the end of those  periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.


               ----------------------- ------------ ------------
                   Period Invested        1 Year      3 Years
               ----------------------- ------------ ------------
                      Your Costs           $158        $490
               ----------------------- ------------ ------------

MANAGEMENT OF THE FUND


THE INVESTMENT ADVISOR

The Fund's investment advisor is Brown Capital Management, Inc. ("BCM"), 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund. The Advisor is registered as an investment advisor with the Securities and Exchange Commission ("SEC") under the Investment Advisors Act of 1940, as amended. Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets. The Advisor manages the investment and reinvestment of the Fund's assets. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund, (together with the Fund referred to as the "Brown Capital Management Funds") since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $5 billion in assets under management.

The Fund will be managed primarily by a portfolio management team consisting of Eddie C. Brown, Theodore M. Alexander III, Calvin H. Baker, Maurice L. Haywood and Stephon A. Jackson. Mr. Brown is the founder and controlling shareholder of the Advisor and has served as its President since its inception in 1983. Mr. Alexander is a Vice President and Portfolio Manager/Analyst of the Advisor and joined the Advisor in October 1995. Prior to this, Mr. Alexander was a Securities Analyst at Legg Mason Wood Walker from June 1994 to October 1995. From June 1990 to January 1994, Mr. Alexander was a Securities Analyst at Alex Brown & Sons, Inc. Mr. Baker is a Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Baker joined the Advisor in August 2000. Prior to this, Mr. Baker was a Financial Executive at the Wisconsin Energy Corporation from September 1991 to June 2000. From September 1988 to July 1991 he also served as a Financial Executive at Economic Development Corporation. Mr. Haywood joined the Advisor in February 2000 as a Portfolio Manager. Prior to this, Mr. Haywood was a Partner and Investment Analyst at Holland Capital Management from November 1993 to January 2000. From August 1987 to November 1993, Mr. Haywood was an Assistant Vice President at First National Bank of Chicago. Mr. Jackson is a

Vice President and Portfolio Manager/Analyst of the Advisor. Mr. Jackson joined the Advisor in July 1997. Prior to this, Mr. Jackson was Portfolio Manager/Director of Research at NCM Capital Management from March 1994 to June 1997. From March 1993 to March 1994, Mr. Jackson was an Analyst at Putnam Investments.

Prior to the inception of the Fund, this portfolio management team also had full discretionary authority over the selection of investments for individually managed private accounts of the Advisor with investment goals, strategies and limitations substantially similar to those of the Fund. Composite average annual returns of those portfolios for the calendar year-to-date, one-year, three-year, and five-year periods ended June 30, 2002 are compared with the performance of the Russell Mid-Cap Growth Index and the S&P 400 Mid-Cap Index in the following table:

  Individually Managed Private Accounts Composite and Selected Indices Returns

-------------------------------- -------------- ------------ ----------- -----------
Average Annual Total Returns        Calendar
Period Ended June 30, 2002        Year-to-date     1 Year      3 Years      5 Years
-------------------------------- -------------- ------------ ----------- -----------
BCM Mid-Cap Composite^1             (17.28)%      (22.95)%     (2.95)%       6.36 %
-------------------------------- -------------- ------------ ----------- -----------
Russell Mid-Cap Growth Index^2      (19.70)%      (26.34)%     (9.16)%       2.27 %
-------------------------------- -------------- ------------ ----------- -----------
S&P 400 Mid-Cap Index^2              (3.20)%       (4.71)%      6.66 %      12.56 %
-------------------------------- -------------- ------------ ----------- -----------

^1The BCM  Mid-Cap   Composite  returns  were  calculated  using  the  following methodology and assumptions:

     o The performance data presented above is in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), U.S. and Canadian version of the Global Investment Performance Standards (GIPS). AIMR has not been involved in the preparation or review of this performance data.
     o Performance reflects the reinvestment of interest, capital gains, if applicable, and dividends net of any withholding tax. In calculating the Fund's performance, such performance will also assume the reinvestment of such amounts although dividends will be deemed reinvested without netting of taxes.
     o Composite performance is stated without deduction for advisory fees or expenses. Composite performance would have been lower had these fees and expenses been deducted. Investor shares performance will be reduced by the Advisor's management fees, 12b-1 payments, if any, and any other expenses of the Fund.
     o The BCM Mid-Cap Composite, as of June 30, 2002, is comprised of approximately $236 million of assets under the Advisor's management held in two accounts. In 1997, the Composite was comprised of one account with approximately $55 million of assets. A second account was added to the Composite in the fourth quarter of 1997 increasing the assets in the Composite to approximately $112 million. In the second quarter of 1998 and for the ensuing six quarters, the Composite was comprised of one account ranging from approximately $108 million to $150 million of assets. In the first quarter of 2002 the Composite was again comprised of two accounts of approximately $200 million of assets. In calculating the performance of the Composite in accordance with AIMR standards, the Advisor, instead of straight averaging the performance returns of the accounts comprising the Composite, weights each account's performance by the dollar size of the account. This dollar weighted averaging has had no significant effect on the Composite's performance as stated above because when there were two accounts in the Composite they were approximately equal in size. Also in accordance with AIMR standards, the Advisor weights each account's performance by the length of time each account was included in the Composite in order to reflect an older account's significance to the performance profile over that of accounts more recently added to the Composite. This time-weighted calculation did not have a significant effect on the performance data because the two accounts comprising the Composite substantially overlapped in time. In calculating the Fund's performance in the future, such performance information will not be weighted with regard to size or duration of shareholder accounts.
     o The returns may not necessarily equate with the return experienced by any particular shareholder as a result of the timing of investments and redemptions. In addition, the effect of taxes on any shareholder will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.
     o All information set forth in the table relies on data supplied by the Advisor or from statistical services, reports or other sources believed by the Advisor to be reliable. However, such information has not been verified and is unaudited. See "Additional Information on Performance" in the Statement of Additional Information for information about calculation of total return.

^2The Russell Mid-Cap Growth Index is a widely recognized unmanaged index of medium capitalization companies with higher price-to-book ratios and higher forecasted growth values. The S&P 400 Mid-Cap Index is the Standard & Poor's unmanaged, capitalization-weighted index of 400 stocks in the mid-range sector of the U.S. stock market. You cannot invest directly in these indices. These indices do not pay any commissions, expenses, or taxes. Return data for the indices is based on information from Russell Redetool provided by subscription to the Advisor on July 3, 2002 and S&P data provided by Bloomberg as of June 30, 2002, respectively.

Historical performance is not indicative of future performance. The BCM Mid-Cap Composite portfolio's historical performance does not represent the historical performance of the Fund and is not indicative of the potential performance of the Fund. The BCM Mid-Cap Composite portfolio is not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended ("1940 Act"), and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the composite. In addition, the Fund will have management fees and other expenses that were not deducted from the BCM Mid-Cap Composite's returns and such fees and expenses may adversely affect the performance of the Fund. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 0.75%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.30% of the average daily net assets of the Investor Shares of the Fund for the fiscal year ending March 31, 2003. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days notice to the Trust as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three
(3) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.30% as described above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $15 million; (ii) the Fund's total annual expense ratio is less than 1.30% as stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Fund pays to an affiliate of the

Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.



THE ADMINISTRATOR

The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund.



THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus entitled "Investing in the Fund," the Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.



THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay from the Investor Shares the annual rate of 0.25% of the average daily net assets of the Fund's Investor Shares for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Fund's Investor Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Expenses. In addition to the 12b-1 fees for the Investor Shares of the Fund and the investment advisory fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUND

MINIMUM INVESTMENT

The Fund's Investor Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including the Fund's expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven (7) days after tenders. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.



PURCHASING SHARES

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, accepts the order. Investors may also be charged a fee if they effect transactions through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund, Administrator, and Transfer Agent. The Fund will charge a $20 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Brown Capital Management Mid-Cap Fund - Investor Shares" to:

                    The Brown Capital Management Mid-Cap Fund
                    Investor Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service ("IRS") requirements regarding the SSN or TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-877-892-4226, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Failure to identify the fund you wish to investment may cause a delay in processing your
request.   Additionally,   please  have  your  bank  use  the   following   wire
instructions:

       Wachovia Bank, N.A.
       Charlotte, North Carolina
       ABA # 053000219
       For the: The Brown Capital Management Mid-Cap Fund - Investor Shares Account # 2000008667935
       For further credit to: (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Investor Shares may only be exchanged for Investor Shares. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES


Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                    The Brown Capital Management Mid-Cap Fund
                    Investor Shares
                    c/o NC Shareholder Services
                    116 South Franklin Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the Fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1)  Designation of Investor Shares and name of the Fund,
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by wire transfer to your bank ($5,000 minimum). Redemption proceeds cannot be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions. The Fund's custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund, however, will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $10,000 ($2,000 for IRA and Keogh Plans) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $10,000 ($2,000 for IRA and Keogh Plans) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests; (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (3) all transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (4) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.



OTHER IMPORTANT
INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES


The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of their income and gains to their shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take income dividends or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If the Fund designates a distribution as a capital gain distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distributions resulting from such gains will be considered ordinary income for federal tax purposes.

If the Fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 30% for 2002) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder's U.S. federal income tax liability.



FINANCIAL HIGHLIGHTS

Because the Fund is a new fund, there is no financial or performance information included in this prospectus for the Fund. Once the information becomes available, you may request this information at no charge by calling the Fund at 1-877-892-4226.

The Brown Capital Management
Mid-Cap Fund is a series of
The Nottingham Investment Trust II

Additional information about the Fund is available in the Fund's SAI, which is incorporated by reference into this prospectus. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports will be available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting the Fund at:

Documented:

The Brown Capital Management Mid-Cap Fund     Internet:
Investor Shares
c/o NC Shareholder Services                   www.browncapital.com
The Nottingham Company
116 South Franklin Street                     E-mail:
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365        Info@ncfunds.com

Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

            Investment Company Act file number 811-06199

                                                            [COMPANY LOGO HERE]

                       STATEMENT OF ADDITIONAL INFORMATION


                          THE BROWN CAPITAL MANAGEMENT
                                  MID-CAP FUND


                                   A series of
                       THE NOTTINGHAM INVESTMENT TRUST II
                 116 South Franklin Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-892-4226

                               September 30, 2002


                                Table of Contents
                                -----------------

    OTHER INVESTMENT POLICIES.............................................2
    INVESTMENT LIMITATIONS................................................3
    PORTFOLIO TRANSACTIONS................................................4
    NET ASSET VALUE.......................................................5
    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................6
    DESCRIPTION OF THE TRUST..............................................6
    ADDITIONAL INFORMATION CONCERNING TAXES...............................7
    MANAGEMENT AND OTHER SERVICE PROVIDERS................................9
    SPECIAL SHAREHOLDER SERVICES.........................................16
    ADDITIONAL INFORMATION ON PERFORMANCE................................17
    FINANCIAL STATEMENTS.................................................19
    APPENDIX A - DESCRIPTION OF RATINGS..................................20



This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, dated the same date as this SAI, for The Brown Capital Management Mid-Cap Fund ("Fund") and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses may be obtained at no charge by writing or calling the Fund at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The Fund was organized in 2002 as a separate series of The Nottingham Investment Trust II ("Trust") and intends to qualify as an open-end diversified management investment company. The Trust was organized on October 25, 1990, as a Massachusetts business trust. The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectuses for the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by rating agencies for securities in which the Funds may invest.

Repurchase Agreements. The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, Brown Capital Management, Inc. ("Advisor"), the investment advisor to the Fund, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Fund may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's
Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees"), the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.



                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means, with respect to the Fund, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions during the current fiscal year;

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) Purchase foreign securities (except foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, the Fund's fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

                                 NET ASSET VALUE

The net asset value per share of each class of the Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each class of the Fund will not be calculated.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to the Fund" consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value. Capital Investment Group, Inc. ("Distributor") serves as distributor of shares of the Fund.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Investing in the Fund - Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end diversified management investment company. The Trust's Amended and Restated Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of eight series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, LLC of Norfolk, Virginia.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 30% for 2002) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty or the non-U.S.
shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and the Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The following chart shows information for each Trustee, including the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees") and the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), as well as each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27802.

                                    TRUSTEES

-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------

                                                                                         Number of
                                                                                        Portfolios
                           Position(s) Length                                             in Fund
        Name, Age,          held with  of Time          Principal Occupation(s)           Complex
        And Address        Fund/Trust   Served            During Past 5 Years           Overseen by   Other Directorships Held by
                                                                                          Trustee               Trustee
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
                                                       Independent Trustees
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Jack E. Brinson, 69        Trustee,    Since      Retired;  Previously,  President  of       8      Independent   Trustee   of  the
                           Chairman    1990       Brinson   Investment  Co.  (personal              following:     Gardner    Lewis
                                                  investments)    and   President   of              Investment  Trust for the three
                                                  Brinson   Chevrolet,    Inc.   (auto              series  of  that   trust;   New
                                                  dealership)                                       Providence   Investment   Trust
                                                                                                    for  the  one  series  of  that
                                                                                                    trust;      Hillman     Capital
                                                                                                    Management   Investment   Trust
                                                                                                    for  the  two  series  of  that
                                                                                                    trust;  and de Leon Funds Trust
                                                                                                    for  the  one  series  of  that
                                                                                                    trust      (all      registered
                                                                                                    investment companies)
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
J. Buckley Strandberg, 42  Trustee     Since      President of Standard  Insurance and       8      None
                                       1991       Realty   (insurance   and   property
                                                  management)
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
James H. Speed, Jr., 49      Trustee   Since      President of Speed Financial  Group,       8      Independent   Trustee   of  RBC
                                       September  Inc.             (consulting/private              Funds,  Inc. for its six series
                                       2002       investments)   since   March   2000;              (mutual funds)
                                                  Senior   Vice    President,    Chief
                                                  Financial  Officer  &  Treasurer  of
                                                  Hardee's  Food Systems,  Inc.  (food
                                                  service  retailer) from July 1997 to
                                                  March 2000;  Senior  Vice  President
                                                  Controller    of    Hardee's    Food
                                                  Systems,  Inc.  from January 1995 to
                                                  July 1997.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------

                                       9

-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
                                                        Interested Trustees
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Richard K. Bryant, 42      Trustee     Trustee    President   of  Capital   Investment       8                   None
Post Office Box 32249      and         since      Group,  Inc.   (distributor  of  the
Raleigh, North Carolina    President   September  Funds);  Vice  President  of Capital
27622                      of  Capital 2002       Investment  Counsel,  Inc.  (advisor
                           Value Fund  President  of   the   Capital    Value   Fund);
                                       since      President   of  Capital   Investment
                                       1990       Brokerage,    Inc.    (broker/dealer
                                                  firm);   and  President  of  Capital
                                                  Value  Fund;  Trustee  of the  Trust
                                                  since  September  2002;  previously,
                                                  Trustee   of  the  Trust  from  1990
                                                  until June 2002.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Keith A. Lee, 42           Trustee     Trustee    Senior  Vice   President   of  Brown       8                   None
1201 N. Calvert Street     and Vice    since      Capital  Management,  Inc.  (advisor
Baltimore, Maryland 21202  President   June       of  The  Brown  Capital   Management
                           of The      2002;      Funds)  and  Vice  President  of The
                           Brown       Vice       Brown  Capital   Management   Funds;
                           Capital     President  Trustee  of  the  Trust  since  June
                           Management  since      2002.
                           Funds       1992
------------------------------------------------------------------------------------------------------------------------------------
Basis of Interestedness.  Mr. Bryant is an Interested Trustee because he is an officer of Capital Investment  Counsel,  Inc., the advisor of the Fund and Capital  Investment Group,  Inc., the distributor of the Fund. Mr. Lee is an Interested  Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Fund.
------------------------------------------------------------------------------------------------------------------------------------
                                                          Other Officers
------------------------------------------------------------------------------------------------------------------------------------
Eddie C. Brown, 61         President,  Since      President    of    Brown     Capital      n/a                   n/a
1201 N. Calvert Street     Brown       1992       Management,  Inc.  (advisor  of  the
Baltimore, Maryland  21202 Capital                Brown  Capital   Management  Funds);
                           Management             previously,  Trustee of the
                           Funds                  Trust from 1992 until June 2002.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Elmer O. Edgerton, Jr., 59 Vice        Since      President   of  Capital   Investment      n/a                   n/a
Post Office Box  32249     President,  1990       Counsel,    Inc.,   Raleigh,   North
Raleigh, North Carolina    Capital                Carolina;  Vice President of Capital
27622                      Value Fund             Investment  Group,  Inc.,   Raleigh,
                                                  North  Carolina;  Vice  President of
                                                  Capital Investment Brokerage, Inc.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
R. Mark Fields, 49         Vice        Since      Partner    of    EARNEST    Partners      n/a                   n/a
119 S. President Street    President,  1992       Limited,   LLC   (advisor   of   the
2nd Floor                  EARNEST                EARNEST    Partners   Fixed   Income
Jackson, MS 39201          Partners               Trust),   since  1999;   previously,
                           Fixed                  Vice  President of Investek  Capital
                           Income                 Management,      Inc.,      Jackson,
                           Trust                  Mississippi  (former  advisor of the
                                                  EARNEST    Partners   Fixed   Income
                                                  Trust).
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Douglas S. Folk, 41        Vice        Since      Partner  and  Portfolio  Manager  of      n/a                   n/a
75 Fourteenth Street       President,  1998       EARNEST   Partners   Limited,   LLC,
Suite 2300                 EARNEST                since  1999;   Vice   President   of
Atlanta, GA  30309         Partners               Investek Capital  Investment,  Inc.,
                           Fixed                  Jackson, Mississippi, 1996 to 1999.
                           Income
                           Trust
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
John M. Friedman, 58       Vice        Since      Partner  and  Portfolio  Manager  of      n/a                   n/a
75 Fourteenth Street       President,  1992       EARNEST   Partners   Limited,   LLC,
Suite 2300                 EARNEST                since   1999;    previously,    Vice
Atlanta, GA  30309         Partners               President   of   Investek    Capital
                           Fixed                  Management,      Inc.,      Jackson,
                           Income                 Mississippi.
                           Trust
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Michael T. McRee, 58       President,  Since      Partner   and   Manager  of  EARNEST      n/a                   n/a
119 S. President Street    EARNEST     1992       Partners  Limited,  LLC since  1999;
2nd Floor                  Partners               previously,  President  of  Investek
Jackson, Mississippi 39201 Fixed                  Capital  Management,  Inc., Jackson,
                           Income                 Mississippi;  President  of Investek
                           Trust                  Timber      Management       (timber
                                                  management and marketing).
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------

                                       10

-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Wayne F. Wilbanks, 41      President,  Since      President  of   Wilbanks,   Smith  &      n/a                   n/a
150 West Main Street       WST Growth  1997       Thomas
Suite 1700                 Fund                   Asset  Management,  LLC (advisor for
Norfolk, Virginia  23510                          WST Growth Fund), Norfolk, Virginia.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
C. Frank Watson, III, 32   Secretary   Since      President   and   Chief    Operating      n/a                   n/a
                                       1994       Officer    (since   1999)   of   The
                                                  Nottingham                   Company
                                                  (administrator    to   the   Funds);
                                                  previously,  Chief Operating Officer
                                                  of The Nottingham Company.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------
Julian G. Winters, 33      Treasurer   Since      Vice            President-Compliance      n/a                   n/a
                                       1998       Administration  (since  1998) of The
                                                  Nottingham   Company;    previously,
                                                  Fund   Accountant,   The  Nottingham
                                                  Company.
-------------------------- ----------- ---------- ------------------------------------- ----------- --------------------------------




Trustee Standing Committees. The Board of Trustees has established the following standing committees:

    Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. Messrs. Brinson, Speed and Strandberg are the current members of the Audit Committee. The Audit Committee met once during the Trust's last fiscal year.

    Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee. Messrs. Brinson, Speed and Strandberg are the current members of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Trust's last fiscal year. The Nominating Committee met last in April 2002.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of the Fund's equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of December 31, 2001. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and
E = over $100,000.

   ----------------------------- ------------ ---------------------------
                                               Aggregate Dollar Range of
                                   Dollar       Equity Securities in All
                                  Range of      Funds Overseen or to be
                                   Equity        Overseen by Trustee in
         Name of Trustee         Securities       Family of Investment
                                 in the Fund           Companies*
   ----------------------------- ------------ ---------------------------
                           Independent Trustees
   ----------------------------- ------------ ---------------------------
   Jack E. Brinson                    A                   A
   ----------------------------- ------------ ---------------------------
   ----------------------------- ------------ ---------------------------
   J. Buckley Strandberg              A                   B
   ----------------------------- ------------ ---------------------------
   ----------------------------- ------------ ---------------------------
   James H. Speed, Jr.                A                   A
   ----------------------------- ------------ ---------------------------
                            Interested Trustee
   ----------------------------- ------------ ---------------------------
   Keith A. Lee                       A                   E
   ----------------------------- ------------ ---------------------------
   ----------------------------- ------------ ---------------------------
   Richard K. Bryant                  A                   C
   ----------------------------- ------------ ---------------------------

      *Includes all eight funds of the Trust.


Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2001, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, distributor, or any entity controlling, controlled by, or under common control with the Advisor or distributor.

Approval of the Investment Advisory Agreement. As discussed in the "Investment Advisor" section below, the Trustees must specifically approve the Investment Advisory Agreement ("Advisory Agreement") with the Advisor and the renewal and continuance thereof. In evaluating whether to approve the Advisory Agreement, the Trustees reviewed information and materials provided by the Advisor relating to the Advisor and its proposed services to the Fund, as well as other materials and comparative reports provided by the Fund's other service providers, including Fund Counsel.

In deciding on whether to approve the Advisory Agreement, the Trustees considered numerous factors, including: (i) the nature and extent of the services provided by the Advisor; (ii) the Advisor's personnel and methods of operating, (iii) overall expenses of the Fund including the Expense Limitation Agreement between the Trust on behalf of the Fund and the Advisor; (iv) the financial condition of the Advisor; and (v) the Advisor's investment strategy for the Fund.

Based upon its evaluation of the information, materials and factors described above, the Trustees concluded for the Fund: (i) that the terms of the Advisory Agreement were reasonable and fair; (ii) that the fees to be paid to the Advisor under the Advisory Agreement and the Fund's expense ratio as compared to similar funds are reasonable and fair; (iii) that they were satisfied with the Advisor's proposed services, personnel and investment strategy; and (iv) that it was in the best interest of the Trust and the Fund to enter into the Advisory Agreement. Therefore, the Trustees, including the Trustees who are not a party to the Advisory Agreement or interested persons of the Advisor, unanimously approved the Advisory Agreement for the Fund for an initial two year period.

Compensation. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2002. Each of the Trustees serves as a Trustee to the eight funds of the Trust, including the Fund.

                               Compensation Table

                                                 Pension
                              Aggregate          or Retirement     Estimated
                              Compensation       Benefits Accrued  Annual             Total Compensation
                              from the           As Part of Fund   Benefits Upon      from the Fund and
Name of Person, Position      Fund               Expenses          Retirement         Trust Paid to Trustees
------------------------------------------------------------------------------------------------------------

                                                Independent Trustees

------------------------------------------------------------------------------------------------------------
Jack E. Brinson, Trustee        None                  None           None              $9,000
------------------------------------------------------------------------------------------------------------
J. Buckley Strandberg, Trustee  None                  None           None              $7,950
------------------------------------------------------------------------------------------------------------
James H. Speed, Jr.*            None                  None           None               None
------------------------------------------------------------------------------------------------------------
                                                Interested Trustee
------------------------------------------------------------------------------------------------------------
Keith A. Lee, Trustee           None                  None           None               None
------------------------------------------------------------------------------------------------------------
Richard K. Bryant               None                  None           None               None
------------------------------------------------------------------------------------------------------------

*Did not serve as a Trustee during the fiscal year ended March 31, 2002.

Principal Holders of Voting Securities. As of September 26, 2002, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 0% of the then outstanding Institutional Shares of the Fund and 0% of the then outstanding Investor Shares of the Fund. On the same date no shareholders owned of record more than 5% of the outstanding Institutional Shares or Investor Shares of the Fund. No person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares or Investor Shares of the Fund as of September 26, 2002.



Investment Advisor and Other Service Providers

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland and its duties and compensation as advisor is contained in the Prospectuses. The Advisor supervises the Fund's investments pursuant to an investment advisory agreement for the Fund. The Advisory Agreement is currently effective for a two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management team for the Fund is listed in the Prospectuses along with descriptions of their work experience. Eddie C. Brown is the control person of the Advisor, by ownership, is also an officer of the Trust and until June 2002 was a Trustee of the Trust.

The Trust, the Advisor, and the Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code of ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Advisor's code of ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Advisor. In that regard, portfolio managers and other investment personnel of the Advisor must report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics. Portfolio managers and other investment personnel who comply with the code of ethics' procedures may be permitted to purchase, sell or hold securities which may also be or are held in a fund(s) they manage or for which they otherwise provide investment advice.

Compensation of the Advisor with regards to the Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.75%.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Administrator. The Trust has entered into an Amended and Restated Fund Accounting and Compliance Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Fund: (1) procures on behalf of, and coordinates with the custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon an administration fee on the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million, with a monthly minimum administration fee of $2,000. In addition, the Administrator currently receives a monthly fund accounting fee of $2,250 per fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset based fee of 0.01% of the net assets of each fund. The Administrator will also receive the following to procure and pay the custodian for the Fund: 0.02% on the first $100 million of the Fund's net assets and 0.009% on all assets over $100 million with a minimum annual fee of $4,800 plus transaction fees. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,500 per month and $500 per month for each additional class of shares, per fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ( "Distribution Agreement") approved by the Trustees. The Distributor is an affiliated person of the Trust and another investment advisor to one of the Trust's other series.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

The Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see "Management of the Fund - Distribution Plan" in the Prospectus for the Investor Shares). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may expend up to 0.25% of the Investor Shares average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells Investor Shares may not exceed 0.25% of the Investor Shares' average annual net asset value.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under each Distribution Plan and in connection with their annual consideration of renewal of the Distribution Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to Investor Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to Investor Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of Investor Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (e) training sales personnel regarding the Investor Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares of the Fund.

Custodian. Wachovia Bank, N.A. ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Auditors. Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund, when available, will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Parker, Poe, Adams & Bernstein L.L.P., Charlotte, North Carolina, serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds of the Trust (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.



                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Your Shares - Signature Guarantees" in the
Prospectuses). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed.
No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-877-892-4226, or by writing to:

                    The Brown Capital Management Mid-Cap Fund
             Institutional Shares or Investor Shares, please specify
                            116 South Franklin Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Investing In The Fund - Purchase And Redemption Price" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectuses under the heading "Investing In The Fund - Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.



                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

         P(1+T)n = ERV

Where:   T =     average annual total return.
         ERV =   ending  redeemable value at the end of the period covered by the  computation of a hypothetical  $1,000 payment made at the beginning of the period.
         P =     hypothetical initial payment of $1,000.
         n =     period covered by the computation, expressed in terms of years.

The Fund may also compute the cumulative total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized. The Fund may also compute average annual total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculation of average annual total return and cumulative total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period. The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations (before and after taxes) should not be considered representative of the Fund's performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. Cumulative total return is calculated in a similar manner to average annual total return, except that the return is aggregated, rather than annualized.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance, alone or in a combination, with the S&P 500 Total Return Index, the S&P 400 Mid-cap Index, the Russell Mid-cap Index, and the Russell Mid-cap Growth Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

Because the Fund has no operating history, there are no financial statements of the Fund.

                       APPENDIX A -DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

         AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium-grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff l- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered by the Advsisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+.

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.